SECURITIES AND EXHANGE COMMISSION

                         WASHINGTON, D.C.

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                Securities and Exchange Act of 1934


                         June  3, 1997
          Date of report (date of earliest event reported)


               Fountain Powerboat Industries, Inc.
        (Exact Name of Registrant as Specified in its Charter)


   Nevada              0-10316             56-1774895

(State or Other      (Commission        (IRS Employer Iden-
Jurisdiction of       File Number)        tification Number)
Incorporation)


                  1653 Whichard's Beach Road
                       P.O. Drawer 457
                    Washington, NC 27889
           (Address of Principal Executive Offices)

                      (919) 975-2000
               (Registrant's Telephone Number,
                    Including Area Code)

                            N/A
              (Former Name, or Former Address
                if Changed Since Last Report)


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Item 5.   Other.
           In a letter dated June 3, 1997, Mr. Gary D. Garbrecht resigned as a Director of the Registrant and the Registrant's subsidiaries. Mr. Garbrecht's resignation was effective June 3, 1997.







                          SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act  of  1934, the Registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.



Dated:  June 5, 1997           FOUNTAIN POWERBOAT INDUSTRIES, INC.




                               By: /s/ Allan L. Krehbiel

                                  Allan L. Krehbiel
                                  Vice President, Chief Financial
                                  Officer, and Designated
                                  Principal Accounting Officer













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